UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21652
Fiduciary/Claymore Energy Infrastructure Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)

Registrant's telephone number, including area code:  (312) 827-0100
Date of fiscal year end:  November 30
Date of reporting period: December 1, 2018 - November 30, 2019

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

11.30.2019

Guggenheim Funds Annual Report

Fiduciary/Claymore Energy Infrastructure Fund

Beginning on January 1, 2021, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a registered shareholder and your shares are held with the Fund's transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to "Communication Preferences" or call 1-866-488-3559.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

GuggenheimInvestments.com

CEF-FMO-AR-1119

GUGGENHEIMINVESTMENTS.COM/FMO
...YOUR PATH TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/fmo, you will find:
•	Daily, weekly and monthly data on share prices, distributions, dividends and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Tortoise Capital Advisors, L.L.C. and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	November 30, 2019

DEAR SHAREHOLDER
We thank you for your investment in the Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”). This report covers the Fund’s performance for the annual fiscal period ended November 30, 2019.
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. Under normal market conditions, the Fund invests at least 80% of its managed assets in energy infrastructure master limited partnerships (“MLPs”) and other energy infrastructure companies.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended November 30, 2019, the Fund provided a total return based on market price of -16.35% and a total return based on NAV of -16.17%. The closing price of the Fund’s shares as of November 30, 2019 was $7.10, representing a 8.39% discount to the NAV of $7.75.
Past performance is not a guarantee of future results. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense/(benefit). The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
The Fund paid quarterly distributions per common share of $0.3231 in each quarter of the period. The latest distribution represents an annualized distribution rate of 18.20% based on the Fund’s closing market price of $7.10 on November 30, 2019. Please see Note 2(c) on page 25 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm.
Tortoise Capital Advisors, L.L.C. (“Tortoise”) is the Sub-Adviser of the Fund (the “Sub-Adviser”).
On September 20, 2019, Tortoise acquired the midstream energy asset management business of Advisory Research, Inc., the former Sub-Adviser. See the Question & Answer section for more information.
Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 49 of this report. When shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 3

(Unaudited) continued	November 30, 2019

market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the Plan reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5 of this report. You’ll find information on Tortoise’s investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/fmo.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
December 31, 2019

4 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	November 30, 2019

The Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”) is managed by Tortoise Capital Advisors, L.L.C (“Tortoise”). In the following interview, Portfolio Managers James J. Cunnane, Jr., CFA, and Quinn T. Kiley discuss the Fund’s performance for the annual fiscal period ended November 30, 2019.
Describe the Fund’s objective and investment strategy.
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders.
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined in the Prospectus) in energy infrastructure MLPs and other energy infrastructure companies. The Fund considers an “energy infrastructure” MLP or other energy infrastructure company to be an MLP or company (i) engaged in the development, construction, distribution, management, ownership, operation and/or financing of energy infrastructure assets, including, but not limited to, assets used in exploration, development, production, generation, transportation (including marine), transmission, terminal operation, storage, gathering, processing, refining, distribution, mining, or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity or power generation, or that provides energy-related equipment or services, and that has at least 50% of its assets, income, sales or profits committed to or derived from energy infrastructure related assets or activities or (ii) that have been given a third-party industry or sector classification consistent with the energy infrastructure designation. The Fund will invest at least 65% of its Managed Assets in equity securities of energy infrastructure MLPs and other energy infrastructure companies. A substantial portion of the energy infrastructure MLPs and other energy infrastructure companies in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy.
The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities, including up to 20% of its Managed Assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its Managed Assets in debt securities, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in the energy, natural resources and real estate sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.
The Fund is authorized to implement hedging strategies. Tortoise, on behalf of the Fund, may determine from time to time whether and when to implement hedging strategies. In particular, Tortoise may seek to protect the Fund against significant drops in market prices of MLPs when valuation models indicate that the MLP asset class may be overvalued, after considering the cost of hedging. In such circumstances, the Fund may implement hedging techniques such as purchasing put options on a portion of its portfolio. This strategy may enable the Fund to participate in potential price appreciation while providing some protection against falling prices, although it will also cause the Fund to incur the expense of acquiring the put options. During the period, the Fund engaged in a hedging strategy consisting of a covered call on a single equity security for the purpose of downside protection.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2019

Discuss the Fund’s use of leverage during the period.
At period end, the Fund was using leverage through reverse repurchase agreements and through a line of credit with BNP Paribas. As of November 30, 2019, the Fund had $85 million outstanding in connection with the reverse repurchase agreement and $93 million outstanding in connection with the line of credit. The Fund pays interest on the amount borrowed on the line of credit at a rate of 3-month LIBOR plus 95 basis points (2.86%, as of November 30, 2019). The Fund pays interest on the outstanding reverse repurchase agreement at a rate of 1-month LIBOR plus 115 basis points (2.85% as of November 30, 2019). As of November 30, 2019, the Fund’s leverage was 39.3% of managed assets.
The purpose of leverage is to fund the purchase of additional securities that provide increased distributions and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Of course, leverage results in greater net asset value (“NAV”) volatility and may entail more downside risk than an unlevered portfolio.
Reverse repurchase agreements involve the risks that the total return earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund.
How would you describe the MLP market over the 12-month period ended November 30, 2019?
After MLP equity prices traded sharply lower in December 2018 driven by tax loss selling and a general market decline, prices quickly rebounded in January and moved up through mid-year. The Fund’s portfolio outperformed the Alerian MLP Index (the “Index”) for the period. We continue to think that an inflection point in MLP and midstream companies shareholder distributions, from decline to growth, will serve as the catalyst going forward. We expect the Fund’s portfolio companies to generate low single-digit distribution growth over the next 12 months.
How did the Fund perform in this market environment?
All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the 12-month period ended November 30, 2019, the Fund provided a total return based on market price of -16.35% and a total return based on NAV of -16.17%. The closing price of the Fund’s shares as of November 30, 2019 was $7.10, representing a 8.39% discount to the NAV of $7.75. The closing price of the Fund’s shares as of November 30, 2018, was $9.81, representing a 7.28% discount to the NAV of $10.58.
Past performance is not a guarantee of future results. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense/(benefit). The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.

6 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2019

It is important to remember that the Fund is a taxable entity—meaning it recognizes either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. This accounting treatment of the tax impact of gains and losses in the portfolio is intended to ensure that the Fund’s NAV reflects the net after-tax value of the Fund’s portfolio. As of November 30, 2019, the Fund’s NAV included a net deferred tax liability of $26.7 million, or $0.75 per share.
How did other markets perform in this environment for the 12-month period ended November 30, 2019?

Index	Total Return
Alerian MLP Index	-11.00%
Bloomberg Barclays U.S. Aggregate Bond Index	10.79%
Standard & Poor’s (“S&P 500”) Index	16.11%

Please tell us about the Fund’s distributions.
The Fund paid distributions per common share of $0.3231 each quarter of the period. The latest distribution represents an annualized distribution rate of 18.20% based on the Fund’s closing market price of $7.10 on November 30, 2019. Please see Note 2(c) on page 25 for more information on distributions for the period.
As of November 30, 2019, the Fund had distributed $21.81301 per common share to its shareholders since the Fund’s inception in 2004. Approximately $13.30798 per common share or 61% of these distributions were considered non-dividend distributions, also known as return of capital, and $8.50503 per common share or 39% of these distributions were considered ordinary dividends for U.S. federal income tax purposes. For the year ended November 30, 2019, approximately 45% of the distributions were characterized as return of capital and approximately 55% were characterized as ordinary dividends. The final determination of the tax character of the distributions paid by the Fund in 2019 will be reported to shareholders in January 2020.
The Fund, Tortoise and Guggenheim Funds Investment Advisors, LLC do not provide tax advice. Investors should consult their tax advisor for further information.
How was the Fund’s portfolio positioned during the 12-month period ended November 30, 2019, and what has that meant for performance?
The Fund was fully invested and levered in the reporting period. The Fund’s portfolio performance, prior to the impact of leverage and taxes, outperformed the Alerian MLP Index for the 12 months ended November 30, 2019.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2019

The Fund continues to be invested primarily in midstream energy infrastructure, which includes various subsectors such as those related to moving crude oil and natural gas from the wellhead to the refineries and processors and then to market. The portfolio is positioned with more exposure to natural gas and natural gas-related midstream infrastructure. To support the Fund’s shareholder distribution, the Fund is also more heavily exposed to higher-yielding midstream MLPs. We expect that vast capacity of new liquefied natural gas and natural gas liquids (“NGLs”) export facilities will increase demand on the natural gas and NGL assets the Fund owns. This should drive strong relative financial performance. Further, we expect these same businesses to support and modestly grow their distributions, which should allow higher-yielding MLPs to produce positive total returns, despite the fact that this did not occur during the period.
What were some of the leading contributors to, and detractors from, performance?
The Fund is overweight higher yielding securities. For the period, higher yielding MLPs underperformed lower yielding MLPs. One of those high yielding MLPs, EnLink Midstream LLC, detracted from the Fund’s portfolio performance during the period. Another detractor to Fund performance was due to not holding another high-yielding security, Buckeye Partners, LP, which performed strongly after its announced acquisition by a private equity firm.
During the period, we reduced exposure to Western Midstream Partners LP, a gathering & processing MLP whose parent, Anadarko Petroleum, was acquired by Occidental Petroleum. In this uncertain market, names associated with these types of transactions have underperformed. Reducing this exposure contributed to relative performance of the Fund. During the second half of the period, the midstream market declined and in that environment lower quality MLPs meaningfully underperformed. The Fund owns mostly higher-quality MLPs and did not participate in this “junk” sell-off.
What is the current outlook for the MLP market?
Sentiment towards energy equities remained weak during the year despite the reduced risk in the energy industry through stronger balance sheets and lower capital spending plans. Concerns over weakening global demand and strong U.S. supply may have contributed to the poor sentiment. Our long-term outlook is bullish as we believe the industry is much healthier than investor sentiment indicates. Valuations are attractive and energy securities should benefit when sentiment improves. A catalyst may be distribution growth from MLPs and midstream companies, which we expect in 2020. Free cash flow from midstream companies should accelerate in 2020 and 2021. This cash flow ramp may differentiate the midstream sector from comparables such as utilities in investors’ minds.
Valuation is the most prominent driver of our positive outlook for long-term returns for MLPs and midstream corporations. The spread between the median MLP yield and the Bloomberg Barclays U.S. High Yield Bond Index yield is near all-time highs over the nearly 25-year period we have tracked this metric. The median trailing 12-month enterprise value to EBITDA multiple, another key metric, was 9.4x at the end of the reporting period, which indicates that MLPs were trading at a discount to where they

8 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2019

traded when oil bottomed in 2016. To put this in perspective, these public valuations are well below where private equity has recently transacted midstream assets, which was around 12.0x. In addition, bonds for the majority of midstream companies are trading at or above par value, another indication that the equity portion of the sector continues to be undervalued. We expect the current market environment to lead management teams of public midstream companies to sell non-core assets and/or buy back their own equity. Investors in midstream have advocated for improved balance sheets, better alignment with investors, and improved governance. The majority of the sector has acted on most of these fronts. We think 2020 will see further action to meet investors’ expectations by those that have lagged. This could include consolidation among the group.
Themes built into the Fund’s portfolio include a preference for midstream infrastructure that is integrated from the wellhead to the end user. These companies, which generally reside in the diversified infrastructure sector, benefit from touching volumes multiple times across the value chain. These integrated midstream companies do not have meaningful customer concentration. This should allay investor concerns about smaller exploration and production company bankruptcies. We also like midstream entities with meaningful exposure to rising export markets. Longer term, we continue to prefer natural gas infrastructure compared to oil infrastructure. Natural gas is cheap, abundant, and markedly cleaner than oil or coal when used as a fuel for electricity generation. As the country and the world move towards greater electrification of the economy, we believe natural gas will be the largest source of energy to fuel this growth.
What are the details of the sale of Advisory Research, Inc. (“ARI”)?
On May 29, 2019, Piper Jaffray Companies signed a definitive agreement to sell the midstream energy infrastructure business of ARI to Tortoise Capital Advisors, L.L.C. in Leawood, Kansas. On September 20, 2019, the transaction closed and the midstream energy infrastructure team, including Mr. Cunnane and Mr. Kiley, joined Tortoise.
In a vote of shareholders, a new investment sub-advisory agreement was approved on November 21, 2019. An interim sub-advisory agreement was approved by the Board of Trustees of the Fund and in place from September 21, 2019 until November 21, 2019. As of November 30, 2019, Tortoise has approximately $20 billion in assets under management, including $15.7 billion in energy related assets.
Index Definition:
Indices are unmanaged and it is not possible to invest directly in an index.
The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2019

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value.
Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.
An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass.
These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the Fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.

10 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2019

The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/fmo for a detailed discussion of the Fund’s risks and other considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 11

FUND SUMMARY (Unaudited)	November 30, 2019

Fund Statistics
Share Price	$7.10
Net Asset Value	$7.75
Discount to NAV	(8.39%)
Net Assets ($000)	$274,771

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED NOVEMBER 30, 2019
	One	Three	Five	Ten
	Year	Year	Year	Year
Fiduciary/Claymore
Energy Infrastructure Fund
NAV	(16.17%)	(8.45%)	(12.21%)	2.77%
Market	(16.35%)	(10.84%)	(13.84%)	1.20%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense (benefit). For the most recent month-end performance figures, please visit guggenheiminvestments.com/fmo. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

12 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	November 30, 2019

Portfolio Breakdown	% of Net Assets
Midstream Oil	68.0%
Diversified Infrastructure	50.0%
Midstream Natural Gas	24.6%
Gathering & Processing	21.3%
Marine Transportation	4.3%
Other Energy Infrastructure	1.5%
Total Long-Term Investments	169.7%
Money Market Fund	2.3%
Options Written	(0.1)%
Total Investments	171.9%
Other Assets & Liabilities, net	(71.9)%
Net Assets	100.0%

Portfolio breakdown is subject to change daily. For more information please visit guggenheiminvestments.com/fmo. The above summary is provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	November 30, 2019

All or a portion of the above distributions may be characterized as return of capital. For the year ended November 30, 2019, approximately 45% of the distributions were characterized as return of capital and approximately 55% were characterized as ordinary dividends. The final determination of the tax character of the distributions paid by the Fund in 2019 will be reported to shareholders in January 2020.

14 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS	November 30, 2019

	Shares	Value
COMMON STOCKS† – 23.1%
Midstream Natural Gas – 10.1%
Tallgrass Energy, LP1	1,547,770	$ 27,720,561

Gathering & Processing – 8.7%
EnLink Midstream LLC*,1	2,567,468	12,195,473
Targa Resources Corp.[1,3]	320,920	11,723,207
Total Gathering & Processing		23,918,680

Marine Transportation – 4.3%
KNOT Offshore Partners, LP1	612,535	11,797,424
Total Common Stocks
(Cost $83,966,709)		63,436,665

MASTER LIMITED PARTNERSHIPS AND RELATED ENTITIES† – 146.6%
Midstream Oil – 68.0%
Magellan Midstream Partners, LP1	856,947	50,105,691
Phillips 66 Partners, LP1	621,405	34,630,901
Plains All American Pipeline, LP1	1,380,567	24,021,866
Genesis Energy, LP1	1,231,695	23,414,522
NGL Energy Partners, LP1	1,911,380	18,980,003
Delek Logistics Partners, LP1	523,295	16,808,236
Holly Energy Partners, LP1	514,900	11,513,164
USD Partners, LP1	568,625	5,379,192
PBF Logistics, LP1	87,085	1,780,888
Total Midstream Oil		186,634,463

Diversified Infrastructure – 50.0%
Energy Transfer, LP1	4,332,254	51,163,920
MPLX, LP1	2,146,583	50,766,688
Enterprise Products Partners, LP1	1,349,419	35,516,708
Total Diversified Infrastructure		137,447,316

Midstream Natural Gas – 14.5%
Enable Midstream Partners, LP1	2,613,170	24,015,033
Crestwood Equity Partners, LP1	499,810	15,853,973
Total Midstream Natural Gas		39,869,006

Gathering & Processing – 12.6%
DCP Midstream, LP1	938,082	19,802,911
Noble Midstream Partners LP PIPE††,2,5	512,124	9,950,569
Western Midstream Partners, LP	250,434	4,440,195
Summit Midstream Partners, LP	154,865	473,887
Total Gathering & Processing		34,667,562

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS continued	November 30, 2019

	Shares	Value
Other Energy Infrastructure – 1.5%
Sunoco, LP1	133,015	$ 4,143,417
Total Master Limited Partnerships and Related Entities
(Cost $284,595,179)		402,761,764
MONEY MARKET FUND† – 2.3%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares 1.49%[4]	6,277,356	6,277,356
Total Money Market Fund
(Cost $6,277,356)		6,277,356
Total Investments – 172.0%
(Cost $374,839,244)		$ 472,475,785

	Contracts
EXCHANGE-TRADED OPTIONS WRITTEN† – (0.1)%
Call options on:
Targa Resources Corp. Expiring January 2020 with strike price of $41.00
(Notional Value $5,844,800)	1,600	(60,000)
Total Exchange-Traded Options Written
(Premiums received $375,992)		(60,000)
Other Assets & Liabilities, net – (71.9)%		(197,644,906)
Total Net Assets – 100.0%		$ 274,770,879

*	While non-income producing, security made regular return of capital distributions.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs — See Note 6.
1
All or a portion of these securities have been physically segregated and pledged as collateral. As of November 30, 2019, the total amount segregated was $419,256,512, of which $209,369,410 is related to the outstanding line of credit and $209,887,102 is related to reverse repurchase agreements.

2
Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2019, restricted securities aggregate market value amount to $9,950,569 (cost $10,600,967), or 3.6% of total net assets — See Note 11.

3	Security represents cover for outstanding options written.
4	Rate indicated is the 7-day yield as of November 30, 2019.
5	Security was fair valued by the Valuation Committee at November 30, 2019. The total market value of fair valued securities amounts to $9,950,569 (cost $10,600,967), or 3.6% of total net assets.
PIPE	Private Investment in Public Equity

See notes to financial statements.

16 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	November 30, 2019

The following table summarizes the inputs used to value the Fund’s investments at November 30, 2019 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$63,436,665	$—	$—	$63,436,665
Master Limited Partnerships
and Related Entities	392,811,195	9,950,569	—	402,761,764
Money Market Fund	6,277,356	—	—	6,277,356
Total Assets	$462,525,216	$9,950,569	$—	$472,475,785

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Options Written	$60,000	$—	$—	$60,000

Please refer to the detailed portfolio for a breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of November 30, 2019, reverse repurchase agreements of $85,210,117 are categorized as Level 2 within the disclosure hierarchy — See Note 7.
See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 17

STATEMENT OF ASSETS AND LIABILITIES	November 30, 2019

ASSETS:
Investments, at value (cost $374,839,244)	$472,475,785
Current tax receivable	7,853,425
Investments sold receivable	354,339
Interest receivable	21,565
Prepaid expenses	7,322
Total assets	480,712,436
LIABILITIES:
Borrowings	93,000,000
Reverse repurchase agreements (Note 7)	85,210,117
Options written, at value (premiums received $375,992)	60,000
Interest due on borrowings	259,902
Payable for:
Net deferred tax	26,660,931
Investment advisory fees	396,440
Professional fees	182,237
Offering costs	57,332
Trustees’ fees and expenses*	33,838
Other fees and expenses	80,760
Total liabilities	205,941,557
NET ASSETS	$274,770,879
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 35,440,768 shares issued and outstanding	$354,408
Additional paid-in capital	109,387,712
Total distributable earnings (loss)	165,028,759
NET ASSETS	$274,770,879
Shares outstanding ($0.01 par value with unlimited amount authorized)	35,440,768
Net asset value	$7.75

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

18 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	November 30, 2019
For the Year Ended November 30, 2019

INVESTMENT INCOME:
Interest	$138,870
Dividends (net of foreign withholding tax of $46,535)	3,389,647
Distributions from master limited partnerships	52,270,036
Less: Return of capital distributions	(49,606,796)
Less: Distributions classified as realized gains	(1,981,533)
Total investment income	4,210,224
EXPENSES:
Interest expense	7,723,993
Investment advisory fees	5,839,601
Professional fees	371,157
Administration fees	127,502
Fund accounting fees	113,304
Trustees’ fees and expenses*	101,470
Printing fees	71,797
Registration and filings	40,515
Custodian fees	22,294
Transfer agent fees	21,148
Insurance	13,985
Miscellaneous	14,743
Total expenses	14,461,509
Net investment loss before taxes	(10,251,285)
Current tax benefit (expense)	459,239
Deferred tax benefit (expense)	2,360,833
Net investment loss	(7,431,213)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments before taxes	10,286,592
Current tax benefit (expense)	(460,821)
Deferred tax benefit (expense)	(2,368,964)
Net realized gain	7,456,807
Net change in unrealized appreciation (depreciation) on:
Investments before taxes	(75,659,063)
Current tax benefit (expense)	3,389,388
Deferred tax benefit (expense)	17,424,005
Options written	315,992
Net change in unrealized appreciation (depreciation)	(54,529,678)
Net realized and unrealized loss	(47,072,871)
Net decrease in net assets resulting from operations	$(54,504,084)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 19

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2019

	Year Ended	Year Ended
	November 30, 2019	November 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(7,431,213)	$(8,426,100)
Net realized gain on investments	7,456,807	33,641,384
Net change in unrealized appreciation (depreciation)
on investments	(54,529,678)	(12,724,453)
Net increase (decrease) in net assets resulting from operations	(54,504,084)	12,490,831
Return of capital to Common Shareholders – See Note 2(c)	(45,803,649)	(49,585,756)
SHAREHOLDER TRANSACTIONS:
Net proceeds from common shares issued through
at-the-market offerings	—	—
Shares issued through dividend reinvestments	—	979,205
Common share offering costs charged to paid-in-capital	—	—
Net increase in net assets resulting from shareholder transactions	—	979,205
Net decrease in net assets	(100,307,733)	(36,115,720)
NET ASSETS:
Beginning of year	375,078,612	411,194,332
End of year	$274,770,879	$375,078,612

See notes to financial statements.

20 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	November 30, 2019
For the Year Ended November 30, 2019

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(54,504,084)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments before taxes	75,659,063
Net change in unrealized appreciation on options written	(315,992)
Net realized gain on investments before taxes	(10,286,592)
Purchase of long-term investments	(203,798,412)
Proceeds from sale of long-term investments	255,296,930
Net purchases of short-term investments	(3,924,577)
Return of capital distributions received from investee companies	49,606,796
Distributions classified as realized gains received from investee companies	1,981,533
Premiums received on options written	375,992
Decrease in current tax receivable	2,499,441
Decrease in prepaid expenses	1,044
Increase in interest receivable	(6,536)
Increase in investments sold receivable	(354,339)
Increase in interest due on borrowings	232,093
Increase in trustees’ fees and expenses payable	21,108
Decrease in professional fees payable	(3,358)
Decrease in investment advisory fees payable	(112,300)
Decrease in net deferred tax liability	(17,455,260)
Increase in other fees and expenses payable	47,369
Net Cash Provided by Operating and Investing Activities	$94,959,919
Cash Flows From Financing Activities:
Distributions to common shareholders	(45,803,649)
Payments made on borrowings	(25,000,000)
Payments made on reverse repurchase agreements	(24,811,945)
Decrease in offering costs payable	(67,414)
Net Cash Used in Financing Activities	(95,683,008)
Net decrease in cash	(723,089)
Cash at Beginning of Period	723,089
Cash at End of Period	$—
Supplemental Disclosure of Cash Flow Information: Cash paid during the year for interest	$7,303,845
Supplemental Disclosure of Cash Flow Information: Taxes paid during the year	$4,829,375

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 21

FINANCIAL HIGHLIGHTS	November 30, 2019

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2019	2018	2017	2016	2015
Per Share Data:
Net asset value, beginning of period	$10.58	$11.63	$14.76	$15.74	$26.73
Income from investment operations:
Net investment loss(a)(b)	(0.21)	(0.24)	(0.14)	(0.14)	(0.11)
Net gain (loss) on investments (realized and unrealized)(b)	(1.33)	0.59	(1.27)	0.88	(9.17)
Total from investment operations	(1.54)	0.35	(1.41)	0.74	(9.28)
Common shares’ offering expenses charged to paid-in-capital	—	—	(0.00)*	—	(0.00)*
Less distributions from:
Return of capital(c)	(1.29)	(1.40)	(1.72)	(1.72)	(1.71)
Net asset value, end of period	$7.75	$10.58	$11.63	$14.76	$15.74
Market value, end of period	$7.10	$9.81	$11.12	$14.82	$13.76
Total Return(d)
Net asset value	(16.17%)	2.13%	(10.38%)	6.32%	(36.06%)
Market value	(16.35%)	(0.69%)	(14.68%)	22.79%	(45.44%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$274,771	$375,079	$411,194	$496,831	$528,392
Ratios of net expenses to average net assets:
Including current and deferred income tax	(1.76%)	(7.04%)	(4.74%)	5.05%	(23.57%)
Excluding current and deferred income tax(e)	4.02%	3.35%	2.55%	2.27%	2.01%
Ratios of net investment income (loss) to average net assets:
Including current and deferred income tax	2.93%	7.88%	5.63%	(4.34%)	24.80%
Excluding current and deferred income tax	(2.85%)	(2.50%)	(1.65%)	(1.56%)	(0.78%)
Portfolio turnover rate	33%	41%	20%	24%	17%

22 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2019

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2019	2018	2017	2016	2015
Senior Indebtedness:
Borrowings-committed facility agreement (in thousands)	$93,000	$118,000	$118,000	$183,000	$263,000
Asset Coverage per $1,000 of indebtedness(f)	$3,955	$4,179	$4,485	$3,715	$3,009

*	Less than $0.005.
(a)	Based on average shares outstanding.
(b)
The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.

(c)
For the years ended November 30, 2019, 2018, 2017, 2016 and 2015 approximately $0.71, $0.37, $0.00, $0.00 and $1.36 per common share represents qualified dividend income for federal income tax purposes, respectively. The remaining distributions represent return of capital for federal income tax purposes. For GAAP purposes, all of the distributions were considered return of capital. See Note 2(c) of the Notes to Financial Statements for additional information.

(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(e)	Excluding current and deferred income taxes and interest expense, the net operating expense ratio for the years ended November 30 would be:

2019	2018	2017	2016	2015
1.87%	1.71%	1.61%	1.60%	1.53%

(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings.

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 23

NOTES TO FINANCIAL STATEMENTS	November 30, 2019

Note 1 – Organization
Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and other energy infrastructure companies. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will be return of capital. To the extent that the Fund increases its investments in non-MLP energy infrastructure companies, a greater portion of the distributions the Fund receives may consist of taxable income. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. There can be no assurance that the Fund will achieve its investment objective.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

24 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2019

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.
Money market funds are valued at their net asset value (“NAV”).
Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and return of capital distributions are recorded on the ex-dividend date. Return of capital distributions received by the Fund are recorded as a reduction to the cost basis for the specific security. Interest income including the amortization of premiums and accretion of discount is accrued daily.
The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.
For the year ended November 30, 2019, the Fund estimated 95.0% of its distributions from MLPs as return of capital, 4.0% of its distributions from MLPs as realized gains and 1.0% of its distributions as investment income, which is reflected in the Statement of Operations.
(c) Distributions to Shareholders
The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with U.S. GAAP which

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2019

may differ from their ultimate characterization for U.S. federal income tax purposes. A distribution may be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV.
For the year ended November 30, 2019, approximately 55% of the distributions were considered qualified dividend income and approximately 45% were considered return of capital for U.S. federal income tax purposes.
The final tax character of the distributions were as follows:

	2019	2018
Dividend Income	$25,157,792	$13,041,054
Tax return of capital	20,645,857	36,544,702
Total	$45,803,649	$49,585,756

On a U.S. GAAP basis, the source of the Fund’s distributions to shareholders for the years ended November 30, 2019 and 2018 was paid-in capital.
(d) Options
Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.
When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).
(e) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

26 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2019

Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund utilized derivatives for the following purposes:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Options Purchased and Written
A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. As of and for the year ended November 30, 2019, there were no options purchased outstanding.
The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.
The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Number	Average Notional
Use	of Contracts	Written Call
Hedge	400	$551,067

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2019

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of November 30, 2019:

Derivative
Investment Type	Liability Derivatives
Equity contracts	Options written, at value

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at November 30, 2019:

Liability Derivative Investments Value
Options Written
Equity Risk
$ 60,000

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended November 30, 2019:

Location of Gain
Derivative Investment Type	(Loss) on Derivatives
Equity contracts	Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Fund’s change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended November 30, 2019:

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Options Written
Equity Risk
$ 315,992

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 – Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

28 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2019

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

Net Amount
		Gross Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset in the	Presented on the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral	Net
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Amount
Reverse Repurchase
Agreements	$ 85,210,117	$ —	$ 85,210,117	$ (85,210,117)	$ —	$ —

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2019

Note 5 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Tortoise Capital Advisors, L.L.C. (“Tortoise” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees (if any) of the Fund who are Tortoise’s affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.
Prior to September 21, 2019, Advisory Research, Inc. served as the Sub-Adviser to the Fund. In connection with a previously announced transaction whereby Tortoise reached a definitive agreement to acquire the midstream energy asset business of Advisory Research, Inc., from parent company Piper Jaffray Companies, the Board approved a new investment sub-advisory agreement with Tortoise, subject to shareholder approval. On November 21, 2019, shareholders voted to approve the new investment sub-advisory agreement. An interim sub-advisory agreement was approved by the Board and in place from September 21, 2019 until November 21, 2019. There are no material differences between the terms of the new sub-advisory agreement and the terms of the prior sub-advisory agreement. There are no changes to the advisory fee rate payable by the Fund to the Adviser and the sub-advisory fee rate payable by the Adviser to the Sub-Adviser.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or Sub-Adviser. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.
The Adviser and Sub-Adviser agreed to waive the advisory fees on all shares issued pursuant to the Fund’s shelf registration for the first three months those shares are outstanding and waive half the advisory fees on those shares for the next three months. No advisory fees were waived for the year ended November 30, 2019. See Note 12 for additional information regarding offerings of shares pursuant to the Fund’s shelf registration statement.

30 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2019

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury Securities, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 31

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2019

interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended November 30, 2019, the average daily balance for which reverse repurchase agreements were outstanding amounted to $108,013,699. The weighted average interest rate was 3.49%. As of November 30, 2019, there was $85,210,117 in reverse repurchase agreements outstanding.
As of November 30, 2019, the Fund had the following outstanding reverse repurchase agreements:

Counterparty	Interest Rate	Maturity Date	Face Value
BNP Paribas	2.85%* (1 Month USD	Open Maturity	$ 85,210,117
LIBOR + 1.15%)

*	Variable rate security. Rate indicated is the rate effective at November 30, 2019.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2019, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and			Greater
	Continuous	Up to 30 days	31-90 days	than 90 days	Total
Master Limited Partnerships
and Related Entities	$85,210,117	$—	$—	$—	$85,210,117
Gross amount of recognized
liabilities for reverse
repurchase agreements	$85,210,117	$—	$—	$—	$85,210,117

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV to be more volatile and can magnify the effect of any losses.
Note 8 – Borrowings
On September 30, 2008, the Fund entered into a credit facility agreement with an approved counterparty. The interest on the amount borrowed is based on 3-month LIBOR plus 0.95%. Effective June 5, 2014, the maximum commitment under the credit facility agreement was increased to $325,000,000. As of November 30, 2019, the amount outstanding in connection with the Fund’s credit facility was $93,000,000. As of November 30, 2019, securities with a market value of $209,369,410 have been segregated and pledged as collateral for the credit facility.
The average daily amount of borrowings on the credit facility during the year ended November 30, 2019, was $116,013,699 with a related weighted average interest rate of 3.41%. The maximum amount outstanding during the year ended November 30, 2019, was $118,000,000.

32 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2019

Note 9 – Federal Income Tax Information
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the 21% rate applicable to corporations. In addition, as a regular corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The amount which the Fund is required to pay for U.S. corporate income tax could materially reduce the Fund’s cash available to make distributions on Common Shares.
At November 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

	Gross Tax	Gross Tax	Net Tax
Cost of Investments	Unrealized	Unrealized	Unrealized
for Tax Purposes	Appreciation	Depreciation	Appreciation
$ 348,870,232	$ 159,383,417	$ (35,837,864)	$ 123,545,553

The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes, (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.
The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.
The Fund’s income tax provision consists of the following:

Current federal income tax benefit	$1,498,886
Current state income tax benefit	1,888,920
Deferred federal income tax benefit	13,782,836
Deferred state income tax benefit	3,633,038
Total current and deferred tax benefit	$20,803,680

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 33

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2019

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized gains and unrealized appreciation before taxes as follows:

		Rate
Application of statutory income tax rate	$(15,880,939)	(21.00%)
State income taxes	(811,786)	(1.07%)
Change in valuation allowance	(938,810)	(1.24%)
Permanent differences and other	(3,172,095)	(4.20%)
Total	$(20,803,630)	(27.51%)

Permanent differences primarily represent the dividend received deduction and foreign tax credits.
Other differences primarily represent federal and state refunds.
Prior to December 22, 2017, the federal statutory income tax rate was 35%. The Tax Cuts and Jobs Act, which was signed into law on December 22, 2017 (the date of enactment), provided for the reduction of the statutory U.S. federal income tax rate applicable to corporations from 35% to 21%. Additionally, the reduced tax rate resulted in a significant reduction of the net deferred tax liability and conversely an increase to the NAV on the date of enactment.
Components of the Fund’s deferred tax assets and liabilities as of November 30, 2019, are as follows:

Deferred tax assets:
Deferred tax benefit on net operating losses and foreign tax credits	$2,188,773
Less: Valuation allowance	(1,688,059)
Net deferred tax asset	$500,714
Deferred tax liabilities:
Deferred tax on unrealized gain on investments	(27,161,645)
Net deferred tax liability	$(26,660,931)

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 10 – Securities Transactions
For the year ended November 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding options written and short-term investments, were $203,798,412 and $255,296,930, respectively.

34 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2019

Note 11 – Restricted Securities
The security below are considered restricted under guidelines established by the Board.

Acquisition
Restricted Securities	Date	Cost	Value
Noble Midstream Partners LP PIPE[1]	11/21/19	$ 10,600,967	$ 9,950,569

[1]	Security was fair valued by the Valuation Committee at November 30, 2019. The total market value of fair valued securities amounts to $9,950,569 (cost $10,600,967), or 3.6% of total net assets.

Note 12 – Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 35,440,768 issued and outstanding.
Transactions in common shares were as follows:
	Year Ended	Year Ended
	November 30, 2019	November 30, 2018
Beginning shares	35,440,768	35,359,842
Shares issued through dividend reinvestment	—	80,926
Shares issued through at-the-market offering	—	—
Ending shares	35,440,768	35,440,768

On February 28, 2017, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell up to 4,750,000 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. As of November 30, 2019, up to 3,302,255 shares remained available under the offering sales agreement.
The Adviser paid the costs associated with the offerings of shares and is reimbursed by the Fund up to 0.60% of the public offering price of each share sold under these offerings, not to exceed actual offering costs incurred. For the years ended November 30, 2019 and 2018, the Fund reimbursed the Adviser $67,414 and $121,802, respectively, for offering costs associated with these offerings, and will be responsible for additional offering costs in the future up to the 0.60% cap.
Note 13 – Concentration of Risk
Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.
An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally,

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 35

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2019

conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.
Note 14 – Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of November 30, 2019, the Fund has fully adopted the provisions of the ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.
Note 15 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

36 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	November 30, 2019

To the Shareholders and the Board of Trustees of
Fiduciary/Claymore Energy Infrastructure Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”), including the schedule of investments, as of November 30, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatements of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Guggenheim investment companies since 1979.
Tysons, Virginia
January 27, 2020

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 37

OTHER INFORMATION (Unaudited)	November 30, 2019

Federal Income Tax Information
In January 2020, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2019.
Results of Shareholder Votes
A Special Meeting of Shareholders was held on November 21, 2019. Shareholders voted to approve a new investment sub-advisory agreement among Guggenheim Funds Investment Advisors, LLC, Tortoise Capital Advisors, L.L.C. and the Fund (the “New Sub-Advisory Agreement”) . The voting results in connection with the approval of the New Sub-Advisory Agreement were as follows:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Proposal to approve the
New Sub-Advisory Agreement	17,209,887	223,116	1,133,153

Trustees
The Trustees of the Fiduciary/Claymore Energy Infrastructure Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
Name, Address*	Held	and Length		Portfolios in
and Year of Birth	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Trustees	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2004	Current: Private Investor (2001-present).	158	Current: Trustee, Purpose Investments
(1951)					Funds (2013-present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
			President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
			Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Grade Municipal Fund (2003-2016).
Angela Brock-Kyle	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm).	157	Current: Hunt Companies, Inc.
(1959)					(2019-present).
Former: Senior Leader, TIAA (financial services firm) (1987-2012).
Former: Infinity Property & Casualty
Corp. (2014-2018).
Donald A.	Trustee and	Since 2014	Current: Retired.	157	Former: Midland Care, Inc. (2011-2016).
Chubb, Jr.	Chairman of
(1946)	the Valuation		Former: Business broker and manager of commercial real estate, Griffith &
	Oversight		Blair, Inc. (1997-2017).
Committee

38 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2019

	Position(s)	Term of Office		Number of
Name, Address*	Held	and Length		Portfolios in
and Year of Birth	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Trustees	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees
Independent Trustees continued:
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	157	Current: CoreFirst Bank & Trust
(1946)	Chairman of				(2000-present).
the Audit
	Committee				Former: Westar Energy, Inc. (2004-2018).
Roman	Trustee and	Since 2011	Current: Founder and Managing Partner, Roman Friedrich & Company	157	Former: Zincore Metals, Inc.
Friedrich III	Chairman of		(1998-present).		(2009-2019).
(1946)	the Contracts
Review
Committee
Thomas F.	Trustee and	Since 2019	Current: President, Global Trends Investments (registered investment adviser)	157	Current: US Global Investors (GROW)
Lydon, Jr.	Vice Chairman		(1996-present).		(1995-present); and Harvest Volatility
(1960)	of the Contracts				Edge Trust (3) (2017-present).
Review
Committee
Ronald A. Nyberg	Trustee and	Since 2004	Current: Partner, Momkus LLC (2016-present).	158	Current: PPM Funds (9) (2018-present);
(1953)	Chairman of				Edward-Elmhurst Healthcare System
	the Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice		(2012-present); Western Asset Inflation-
	and Governance		President, General Counsel, and Corporate Secretary, Van Kampen		Linked Opportunities & Income Fund
	Committee		Investments (1982-1999).		(2004-present); Western Asset Inflation-
Linked Income Fund (2003-present).

Former: Managed Duration Investment
Grade Municipal Fund (2003-2016).

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 39

OTHER INFORMATION (Unaudited) continued	November 30, 2019

	Position(s)	Term of Office		Number of
Name, Address*	Held	and Length		Portfolios in
and Year of Birth	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Trustees	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees
Independent Trustees continued:
Sandra G.	Trustee	Since 2019	Current: Retired.	157	Current: SPDR Series Trust (78)
Sponem					(2018-present); SPDR Index Shares
(1958)			Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson		Funds (31) (2018-present); SSGA Active
			Companies, Inc. (general contracting firm) (2007-2017).		Trust (12) (2018-present); and SSGA
Master Trust (1) (2018-present).
Ronald E.	Trustee and	Since 2004	Current: Portfolio Consultant (2010-present); Member, Governing Council,	157	Current: Western Asset Inflation-Linked
Toupin, Jr.	Chairman of		Independent Directors Council (2013-present); Governor, Board of Governors,		Opportunities & Income Fund
(1958)	the Board		Investment Company Institute (2018-present).		(2004-present); Western Asset Inflation-
Linked Income Fund (2003-present).
Former: Member, Executive Committee, Independent Directors Council
			(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen		Former: Managed Duration Investment
			Asset Management (1998-1999); Vice President, Nuveen Investment		Grade Municipal Fund (2003-2016).
Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit
Investment Trusts (1991-1999); and Assistant Vice President and
Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999),
each of John Nuveen & Co., Inc. (1982-1999).

40 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2019

	Position(s)	Term of Office		Number of
Name, Address*	Held	and Length		Portfolios in
and Year of Birth	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Trustees	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees
Interested Trustee
Amy J. Lee***	Trustee,	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	157	None.
(1961)	Vice President	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex
	and Chief		(2014-present); Vice President, certain other funds in the Fund Complex
	Legal Officer	Since 2014	(2007-present); Senior Managing Director, Guggenheim Investments
		(Chief Legal	(2012-present).
Officer)
Former: President and Chief Executive Officer (2017-2018); President, certain
		Since 2012	other funds in the Fund Complex (2017-2019); Vice President, Associate
		(Vice President)	General Counsel and Assistant Secretary, Security Benefit Life Insurance Company
and Security Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his or her successor is duly elected and qualified.

— Messrs. Barnes and Chubb and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended November 30, 2020.

— Messrs. Farley, Friedrich, Lydon and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended November 30, 2021.

— Mr. Toupin and Mses. Sponem and Lee are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended November 30, 2022.

***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 41

OTHER INFORMATION (Unaudited) continued	November 30, 2019

OFFICERS
The Officers of the Fiduciary/Claymore Energy Infrastructure Fund, who are not Trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of	Principal Occupations
and Year of Birth	Trust	Time Served**	During Past 5 Years
Officers:
Brian E. Binder	President	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer,
(1972)	and Chief		Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative
	Executive		Officer, Guggenheim Investments (2018-present).
Officer
Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M.	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
Catalucci	Compliance		(2014-present).
(1966)	Officer
Former: AML Officer, certain funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary, certain other funds in the Fund
Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund
(1972)	Treasurer		Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)	Secretary

42 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2019

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of	Principal Occupations
and Year of Birth	Trust	Time Served**	During Past 5 Years
Officers continued:
Adam J. Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
(1979)	Treasurer
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for
Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2010	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Financial		Managing Director, Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Officer and		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial
	Treasurer		Officer and Treasurer, Van Kampen Funds (1996-2004).
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 43

BOARD CONSIDERATIONS REGARDING APPROVAL OF
INVESTMENT SUB-ADVISORY AGREEMENT AND INTERIM
INVESTMENT SUB-ADVISORY AGREEMENT	November 30, 2019

Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”) is a Delaware statutory trust that is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA. (Guggenheim Partners, GFIA and their affiliates may be referred to herein collectively as “Guggenheim.”)
At a meeting held on August 20-21, 2019 (the “August Board Meeting”), the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), including the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (collectively, the “Independent Trustees”), approved the appointment of Tortoise Capital Advisors, L.L.C. (“Tortoise”) as investment sub-adviser to the Fund and approved (1) an Interim Investment Sub-Advisory Agreement by and among GFIA, Tortoise and the Fund (the “Interim Agreement”) and (2) an Investment Sub-Advisory Agreement by and among GFIA, Tortoise and the Fund (the “New Agreement” and together with the Interim Agreement, the “New Agreements”) subject to shareholder approval.
Advisory Research, Inc. (“ARI”) currently serves as investment sub-adviser to the Fund pursuant to an Investment Sub-Advisory Agreement by and among GFIA, ARI and the Fund (the “Current Agreement”). In connection with a meeting of the Contracts Review Committee of the Board held on April 25, 2019 (reconvened May 21, 2019) (the “April CRC Meeting”), the Independent Trustees were informed that Tortoise and Piper Jaffray Companies (“PJC”), ARI’s parent company, intended to enter into a transaction in order to lift out the MLP & Energy Infrastructure Team of ARI (the “ARI Team”), which includes the Fund’s current portfolio management team and client support team (the “Lift-Out”). The Independent Trustees were also informed that the consummation of the Lift-Out was expected to occur on or about August 30, 2019 and would result in an “assignment” of the Current Agreement under the 1940 Act, and as a result the Current Agreement would terminate pursuant to its terms and the requirements of the 1940 Act. The Board noted that the New Agreement was proposed to effectuate the transfer of the Fund’s sub-advisory relationship from ARI to Tortoise in connection with the Lift-Out and was proposed to be submitted to shareholders of the Fund for their approval in November 2019. The Board further noted that the Interim Agreement was proposed to ensure the continuity of investment sub-advisory services to the Fund following the Lift-Out, and, if approved by the Board, would take effect upon the termination of the Current Agreement and continue for 150 days or until shareholder approval of the New Agreement is obtained.
In determining whether to approve the New Agreements, the Independent Trustees considered that, as part of the Board’s 2019 annual contract review process (“Contract Review”), the Independent Trustees had requested and received extensive information and presentations that supported the Board’s decision to renew the Current Agreement with ARI, including information regarding the portfolio management and client support services currently provided by the ARI Team that would continue to be provided following the Lift-Out. The Independent Trustees received an initial presentation on the Lift-Out from representatives of Tortoise and ARI at the April CRC Meeting, after which counsel to the Independent Trustees (“Independent Legal Counsel”) submitted individual requests for information to Tortoise and Guggenheim in connection with the Lift-Out. At a meeting

44 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

BOARD CONSIDERATIONS REGARDING APPROVAL OF
INVESTMENT SUB-ADVISORY AGREEMENT AND INTERIM
INVESTMENT SUB-ADVISORY AGREEMENT continued	November 30, 2019

of the Contracts Review Committee of the Board on July 23, 2019 (the “July CRC Meeting”), the Independent Trustees reviewed and discussed the information provided by Tortoise and Guggenheim in response to those requests, received a presentation from Guggenheim describing its due diligence of Tortoise and the Lift-Out and recommending the Lift-Out and approval of the New Agreements, and considered additional information provided by Tortoise and Guggenheim in response to follow-up questions from the Independent Trustees (collectively with the foregoing presentations and materials received in connection with the Lift-Out, the “Lift-Out Diligence”).
In conjunction with the July CRC Meeting and the August Board Meeting, the Independent Trustees met separately from management to consider the approval of the New Agreements with respect to the Fund. As part of its review process, the Independent Trustees were represented by Independent Legal Counsel. Independent Legal Counsel reviewed and discussed with the Independent Trustees various factors relevant to the consideration of the New Agreements and the legal responsibilities of the Trustees related to such consideration and assisted the Independent Trustees in their deliberations.
The Board considered the information received as a part of Contract Review and the Lift-Out Diligence as well as its accumulated experience in governing the Fund. The Board also made inquiries into all matters it deemed appropriate for purposes of evaluating the New Agreements. The Board reviewed and analyzed various factors it deemed relevant, including the factors discussed below, among others, none of which by itself was considered dispositive.
The Board concluded that each of the New Agreements is in the best interests of the Fund and that the scope and quality of the services to be provided under the Interim Agreement will be at least equivalent to the scope and quality of the services provided under the Current Agreement. The determinations were made on the basis of the business judgment of the Board after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.
Nature, Extent and Quality of Services to Be Provided by Tortoise:
With respect to the nature, extent and quality of services to be provided by Tortoise, the Board considered the qualifications, experience and skills of Tortoise’s portfolio management and other key personnel, including the ARI Team, and information from Tortoise describing the scope of its services to be provided to the Fund. The Board noted that the existing ARI Team would continue to provide portfolio management and client support services to the Fund and would continue to be responsible for the execution of portfolio transactions for the Fund following the Lift-Out, and took into account the information previously provided by ARI in connection with Contract Review with respect to these services. The Board took into account Tortoise’s representations that, through the implementation of an internal “firewall”, the ARI Team’s trading desk would operate independently of Tortoise’s trading desk following the Lift-Out in order to allow the existing trading policies and procedures for the Fund to remain in place, and that Tortoise would explore and evaluate any opportunities to enhance trading capabilities and functions for the Fund going forward. The Board also considered the ARI Team’s long-term history of managing the Fund’s investment portfolio and the consistency of the ARI Team’s investment approach.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 45

BOARD CONSIDERATIONS REGARDING APPROVAL OF
INVESTMENT SUB-ADVISORY AGREEMENT AND INTERIM
INVESTMENT SUB-ADVISORY AGREEMENT continued	November 30, 2019

In considering additional services to be provided by Tortoise following the Lift-Out, the Board noted Tortoise’s statement that the ARI Team will have access to Tortoise’s support services functions, including its marketing group, and its larger compliance group, which will include the addition of ARI’s current chief compliance officer. In addition, the Board noted the statement regarding access to the expertise of a broader research team and a planned Oversight Committee, which would consist of the Fund’s current portfolio managers and key Tortoise personnel, to oversee the Fund, serve as a forum for sharing strategic insights, research and investment opportunities across portfolio management teams at Tortoise, and monitor firm and portfolio risks. The Board noted Tortoise’s representations that the Fund’s current portfolio managers would continue to make investment decisions for the Fund and oversee the ARI Team, and that Tortoise did not intend to change the Fund’s investment objective, strategies or restrictions, portfolio construction process or risk profile, or distribution policy. Further, the Board noted Tortoise’s representation that corporate support previously provided to the ARI Team by PJC would be provided by Tortoise following the Lift-Out.
In addition, the Board considered information with respect to Tortoise and the Lift-Out as part of the Lift-Out Diligence regarding, among other things: the rationale, anticipated benefits and implementation of the Lift-Out; Tortoise’s organization, business lines, competitive advantages, leadership, key personnel and succession plan; its investment compliance and risk management processes; its insurance coverage, disaster recovery plan and cybersecurity policies, procedures and controls; the transition of portfolio accounting, trading and compliance systems for the Fund from ARI to Tortoise; Tortoise’s investment philosophy, capabilities and MLP and energy infrastructure investment expertise, including in leveraged strategies; and information regarding Tortoise’s compliance program. The Board also considered the Fund’s Chief Compliance Officer’s assessment that Tortoise’s policies and procedures and risk management controls are reasonably designed to prevent violations of the federal securities laws.
With respect to Tortoise’s resources and its ability to carry out its responsibilities under the New Agreements, the Board included as part of its considerations the information provided by Tortoise regarding its financial condition. In this connection, the Board also considered Tortoise’s representations concerning its ongoing viability as a business enterprise and available resources, and considered the indirect majority ownership of Tortoise by Lovell Minnick Partners LLC.
The Board also considered the acceptability of the terms of the New Agreements, including the scope of services required to be performed by Tortoise. In connection with its deliberations regarding the Interim Agreement, the Board noted that apart from the substitution of Tortoise for ARI, the effective and termination dates and any provisions of the Interim Agreement required by Rule 15a-4 under the 1940 Act, any differences in the terms and conditions of the Interim Agreement and the terms and conditions of the Current Agreement were immaterial. The Board also noted Guggenheim’s representation that the scope and quality of services to be provided by Tortoise under the Interim Agreement would be at least equivalent to the scope and quality of services provided by ARI under the Current Agreement.
Based on the foregoing, and based on other information received (both oral and written) at the April CRC Meeting, July CRC Meeting and August Board Meeting, as well as other considerations, the Board concluded that Tortoise and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to provide a high quality of services under the New Agreements.

46 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

BOARD CONSIDERATIONS REGARDING APPROVAL OF
INVESTMENT SUB-ADVISORY AGREEMENT AND INTERIM
INVESTMENT SUB-ADVISORY AGREEMENT continued	November 30, 2019

Investment Performance:
In light of the proposed continued management of the Fund’s portfolio by the ARI Team, including the Fund’s current portfolio managers, as part of Tortoise under the New Agreements, the Board took into account its review of the performance of the Fund, its benchmark index and a peer group of funds over various periods of time, as well as information concerning the ARI Team’s use of leverage, in connection with Contract Review and its conclusion that the Fund’s performance supported renewal of the Current Agreement.
In considering the MLP and energy infrastructure investment expertise and capabilities of Tortoise, the Board reviewed the performance, premium/discount information and distribution rates of similar MLP and energy infrastructure closed-end funds advised by Tortoise over various periods, as well as comparative performance information for relevant benchmark indexes and peer groups for such funds. The Board also reviewed performance information for Tortoise’s Leveraged Midstream MLP Composite, which includes its MLP and energy infrastructure closed-end funds. The Board considered information regarding the Tortoise’s use of leverage, including with respect to the process for monitoring leverage risk and determining how much leverage to employ at any particular time
The Board considered Tortoise’s overall performance record in managing other MLP and energy infrastructure closed-end funds, as well as its expertise and experience with the investment category and leveraged strategies, and the ARI Team’s experience managing the Fund’s portfolio. The Board also considered Guggenheim’s assessment of Tortoise relative to other asset managers with expertise in the MLP and energy infrastructure category, including with respect to the average performance and consistency of performance of its MLP and energy infrastructure closed-end funds over various time periods. In this regard, the Board noted Guggenheim’s recommendation that the appointment of Tortoise in connection with the Lift-Out was the best option for the Fund relative to the other managers it assessed. The Board also took into account Guggenheim’s statement that it anticipates that Tortoise’s complementary investment capabilities and access to additional investment opportunities or strategies may lead to greater performance potential for the Fund.
Based on the foregoing, the Board determined that Tortoise’s investment performance was expected to be acceptable.
Comparative Fees, Costs of Services to Be Provided and the Profits to Be Realized by Tortoise from Its Relationship with the Fund:
The Board noted that the sub-advisory fee payable to Tortoise under the New Agreements would be the same as the sub-advisory fee paid to ARI under the Current Agreement and therefore, as required by Rule 15a-4 under the 1940 Act, the sub-advisory fee under the Interim Agreement would be no greater than the sub-advisory fee under the Current Agreement. The Board further noted that the sub-advisory fee payable to Tortoise under the New Agreements will be paid by GFIA and does not impact the advisory fee paid by the Fund (which the Board previously determined to be reasonable as part of Contract Review). In addition, the Board compared the sub-advisory fee under the New Agreements to the fees charged by Tortoise to other client accounts, and noted Tortoise’s representation that it does not charge a lower advisory or sub-advisory fee to any other client for which it provides comparable services to those to be provided to the Fund.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 47

BOARD CONSIDERATIONS REGARDING APPROVAL OF
INVESTMENT SUB-ADVISORY AGREEMENT AND INTERIM
INVESTMENT SUB-ADVISORY AGREEMENT continued	November 30, 2019

The Board did not review the expected profitability of Tortoise with respect to the Fund. The Board noted that GFIA will pay Tortoise from its advisory fee and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board considered the extent to which other benefits may be available to Tortoise because of its relationship with the Fund, including proprietary research information received from brokers who execute trades for the Fund.
The Board concluded that the Fund’s sub-advisory fee was appropriate in light of the services to be provided.
Economies of Scale:
The Board considered whether economies of scale in the provision of sub-advisory services to the Fund were expected to be passed along to the shareholders. In this respect, the Board considered Tortoise’s view that economies of scale are realized to the extent that the firm uses systems and employees across client accounts and that, as assets under management increase, Tortoise will continue to experience a balance between a reduction in overall costs due to economies of scale and an increase in costs due to additions and expansions. The Board considered Tortoise’s statement that the Fund would benefit from access to capital market transactions and investment ideas made available to Tortoise because of its relative size in the MLP market. The Board also noted that Tortoise believes the sub-advisory fee for the Fund, which would not change following the Lift-Out, reflects any economies of scale in the provision of sub-advisory services to the Fund.
In addition, as to increases in the Fund’s assets resulting from secondary offerings, the Board noted GFIA’s and ARI’s current agreement to symmetrically waive the advisory fees payable with respect to the assets attributable to common shares issued pursuant to the Fund’s shelf registration statement for the first three months after such common shares are issued and to waive half the advisory fees payable with respect to the assets attributable to such common shares for the subsequent three months. In this regard, the Board considered Guggenheim’s and Tortoise’s agreement to retain the foregoing waiver under the New Agreements following the Lift-Out.
Based on the foregoing, the Board determined that the Fund’s sub-advisory fee was reasonable.
Overall Conclusions
Based on the foregoing, the Board determined that the sub-advisory fee is fair and reasonable in light of the extent and quality of the services to be provided and other benefits to be received and that the approval of each of the New Agreements is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Board member, in the exercise of his business judgment, may afford different weights to different factors. At the August Board Meeting, the Board, including all of the Independent Trustees, approved the Interim Agreement and approved the New Agreement subject to shareholder approval.

48 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2019

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 49

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2019

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

50 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

FUND INFORMATION (Unaudited)	November 30, 2019

Board of Trustees
Randall C. Barnes
Angela Brock-Kyle
Donald A. Chubb, Jr.
Jerry B. Farley
Roman Friedrich III
Amy J. Lee*
Thomas F. Lydon, Jr.
Ronald A. Nyberg
Sandra G. Sponem
Ronald E. Toupin, Jr.,
Chairman

*  This Trustee is an “interested person” (as
defined in Section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Fund because of
her position as President of the Investment
Adviser.

Principal Executive Officers
Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Tortoise Capital Advisors, L.L.C.
Leawood, KS

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
Washington, D.C.

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 51

FUND INFORMATION (Unaudited) continued	November 30, 2019

Privacy Principles of Fiduciary/Claymore Energy Infrastructure Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Fiduciary/Claymore Energy Infrastructure Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Fiduciary/Claymore Energy Infrastructure Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/fmo or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-Port, and for reporting periods ended prior to August 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-Port and N-Q is available on the SEC website at www.sec.gov. The Fund’s Forms N-Port and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

52 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

ABOUT THE FUND MANAGERS

Tortoise Capital Advisors, L.L.C.
Tortoise invests in essential assets – those assets and services that are indispensable to the economy and society. With a steady wins approach and a long-term perspective, Tortoise strives to make a positive impact on clients and communities. Tortoise’s energy investing expertise across the energy value chain, including infrastructure and MLPs, dates back more than 20 years.
The Tortoise Investment Team is dedicated to managing Master Limited Partnerships (MLPs) and energy infrastructure strategies for open and closed-end mutual funds, public and corporate pension plans and private wealth individuals.
Investment Philosophy
The team’s core philosophy is that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. This philosophy has served the team well as it has navigated through MLP cycles since 1995. The team’s investment philosophy is based on our belief that strategy dominates tactics. It is our expectation that a portfolio incorporating a well-founded top-down strategy, rigorous quantitative analysis, and strong fundamental research increases the probability of generating excess return relative to the benchmark. To manage risks in our portfolios, we limit concentration and generally exclude those issues that we believe to be of lower quality, and thus higher risk.
Our style is best described as a core, risk-aware approach with a bias over the long term towards higher-quality, higher-growth, and smaller capitalization MLPs and energy infrastructure companies.
Investment Process
The team seeks to achieve the Fund’s investment objective by investing primarily in securities of energy infrastructure MLP (Master Limited Partnership) entities and other energy infrastructure companies that the team believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, the team looks for companies that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the team employs a top-down process which considers a combination of quantitative, qualitative and relative value factors. The team emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

Tortoise Capital Advisors, L.L.C.	Guggenheim Funds Distributors, LLC
5100 W. 115th Place	227 West Monroe Street
Leawood, KS 66211	Chicago, IL 60606
Member FINRA/SIPC
(01/20)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-FMO-AR-1119

Item 2.  Code of Ethics.
(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f)            (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley.  Dr. Farley is an “independent” Trustee as defined in this Item 3 of Form N-CSR. Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $60,017 and $50,128 for the fiscal years ending November 30, 2019, and November 30, 2018, respectively.

(b) Audit-Related Fees:  the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, were $0 and $24,000 for the fiscal years ending November 30, 2019, and November 30, 2018, respectively.
The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $257,587 and $156,241 for the fiscal years ending November 30, 2019, and November 30, 2018, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ending November 30, 2019, and November 30, 2018, respectively.

The registrant’s principal accountant did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(e) Audit Committee Pre-Approval Policies and Procedures.
(i)   The  Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures: (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.
V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

   Audit Services

•	Annual financial statement audits

•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes
•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(ii)	None of the services described in each of Items 4(b) through Item 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.
(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $257,587 and $180,241 for the fiscal years ending November 30, 2019 and November 30, 2018, respectively.
(h) Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of:  Randall C. Barnes, Roman Friedrich III, Robert B. Karn, III, Ronald A. Nyberg, Donald A. Chubb, Jerry B. Farley, Angela Brock-Kyle; Thomas F. Lydon, Jr.; Sandra G. Sponem, and Ronald E. Toupin, Jr.

(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Tortoise Capital Advisors, L.L.C. (“Tortoise” or the "Sub-Adviser”).  The Proxy Voting Policies and Procedures of the Sub-Adviser (the “Proxy Voting Policies”) are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a) (1) James J. Cunnane, Jr. and Quinn T. Kiley are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the portfolio managers as of November 30, 2019:

Name	Since	Professional Experience
James J. Cunnane, Jr., CFA	2004
Mr. Cunnane joined Advisory Research, now part of Tortoise, in 1996 and is a managing director and senior portfolio manager focused on Tortoise’s midstream energy portfolio. Mr. Cunnane has more than 25 years of investment management experience managing portfolios for institutions and individuals. He has extensive experience managing midstream energy, core equity, and balanced mandates. He graduated from Indiana University with a Bachelor of Science degree in finance and is a CFA® charterholder. Mr. Cunnane serves as an independent trustee to several institutional investment plans including Mercy Health and the Archdiocese of St. Louis. He has supported St. Patrick’s Center, an agency serving the homeless population in St. Louis, since its founding in 1983.

Name	Since	Professional Experience
Quinn T. Kiley	2008
Mr. Kiley joined Advisory Research, now part of Tortoise, in 2005 and is a managing director and senior portfolio manager focused on Tortoise’s midstream energy portfolio. He previously served as vice president of Corporate & Investment Banking at Banc of America Securities in New York and was responsible for executing strategic advisory and financing transactions for clients in the energy & power sectors. Mr. Kiley graduated from Washington & Lee University with a Bachelor of Science degree with honors in geology and also earned a Master of Science degree in geology from the University of Montana, and a Master of Business Administration degree from the Kelley School of Business at Indiana University. Additionally, he earned a Juris Doctorate from Indiana University School of Law and was admitted to the bar in New York. He serves on the finance committees of Rossman School and the Magic House.

 (a) (2) (i-iii) Other accounts managed.  The following summarizes information regarding each of the other accounts managed by the Portfolio Manager as of November 30, 2019:
Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

James J. Cunnane, Jr.	Registered Investment Companies:	4	$1,329 mil	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	230	$464 mil	0	$0

Quinn T. Kiley	Registered Investment Companies:	4	$1,329 mil	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	230	$464 mil	0	$0

(a) (2) (iv) Conflicts of Interest.
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Tortoise St. Louis team seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager’s focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the registrant.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Tortoise St. Louis Team and the registrant have adopted procedures for allocating portfolio transactions across multiple accounts.  With respect to securities transactions for the funds, the Tortoise St. Louis team determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other funds for which the Tortoise St. Louis team acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Tortoise St. Louis team may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the registrant or other account(s) involved.
The Tortoise St. Louis team and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
 (a) (3) Compensation Structure. The primary portfolio manager’s compensation consists of the following elements:
Each portfolio manager receives base compensation from the Subadviser for the services he/she provides. They are also eligible for an annual cash bonus based on the Subadviser’s earnings and the satisfaction of certain other conditions. In addition to the salary and bonus paid, each portfolio manager is offered a comprehensive and competitive benefits program.
The Subadviser’s earnings are based in part on the value of assets held in the Fund’s portfolio, as the Subadviser’s fee is a percentage of the average managed assets of the Fund.
 (a) (4) Securities ownership.    The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of November 30, 2019:
Name of Portfolio Manager	Dollar Range of Equity Securities in Registrant
James J. Cunnane, Jr.	$0-$100,000
Quinn T. Kiley	$100,001-$500,000

(b) Not applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.
(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.
Item 13.  Exhibits.
(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)  Not applicable.
(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c) Tortoise St. Louis team Proxy Voting Policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Fiduciary/Claymore Energy Infrastructure Fund
By:        /s/ Brian E. Binder
Name:  Brian E. Binder
Title:    President and Chief Executive Officer
Date:     February 10, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:         /s/ Brian E. Binder
Name:   Brian E. Binder
Title:     President and Chief Executive Officer
Date:      February 10, 2020
By:          /s/ John L. Sullivan
Name:    John L. Sullivan
Title:     Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:       February 10, 2020